Exhibit 10.32

                          TRADEMARK SECURITY AGREEMENT


         THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made and entered into as of the 7th day of May, 1997, by THE ANTIGUA GROUP, INC., a Nevada
corporation (hereinafter called "Debtor"), whose chief executive office is located at 9319 North 94th Way, Scottsdale, Arizona 85258, in favor of IMPERIAL BANK, a California banking corporation, and its successors and assigns (hereinafter called "Secured Party"), whose address is 9920 South La Cienega Boulevard, Lending Services, Inglewood, California 90301.

1..      SECURITY INTEREST

         Debtor hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in all of Debtor's right, title and interest in and to the following ("Collateral"): those certain trademarks and service marks registered with the United States Patent and Trademark Office in the name of Debtor, and described on Schedule 1 attached hereto and made a part hereof, together with any renewals thereof, and the entire goodwill of the business in connection with which such trademarks and service marks are used, and all claims for damages by reason of past infringement of such trademarks and service marks with the right to sue for and collect the same (collectively, "Trademarks") and all license rights in the Trademarks. If, before the Obligation shall have been satisfied in full, the Debtor shall obtain rights to any new trademarks or service marks, the provisions of Section 1 shall automatically apply thereto and Debtor shall give prompt written notice thereof to Secured Party. Debtor irrevocably and unconditionally authorizes Secured Party to modify this Agreement by amending Schedule 1 to include any additional or future trademarks, service marks and applications therefor owned or acquired by Debtor without any further assent or signature of Debtor.

2..      OBLIGATION SECURED

         The Security Interest shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $2,500,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated of even date herewith, made by Debtor, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Note");

                  (b) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof;

                  (c) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained in that Credit Agreement dated of even date herewith, by and between Debtor and Secured Party (hereinafter called the "Credit Agreement") and in any other document or instrument related to the indebtedness described in subparagraph (a) above and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder; and

                  (d) Payment and performance of any and all other indebtedness, obligations and liabilities of Debtor to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

         All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "Obligation."

3.       USE; LOCATION; CONSTRUCTION

         3.1 The Collateral is or will be used or produced primarily for business purposes.

         3.2 The Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

         3.3 Debtor's records concerning the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor hereby represents and warrants that:

         4.1 Except for the security interests described in Schedule 4.1 and Permitted Liens (as defined in the Credit Agreement) and for financing statements described in Schedule 4.1 attached hereto and by this reference incorporated herein, Debtor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest and no financing statement covering the Collateral is filed or recorded in any public office.

         4.2 The Trademarks are subsisting and have not been adjudged invalid or unenforceable in whole or in part; each of the Trademarks is valid and enforceable; and no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person. Debtor has used proper statutory notice in connection with its use of the Trademarks; and Debtor has used or required the use of for the duration of this Agreement, consistent standards of quality in the manufacture of products sold and services rendered under the Trademarks.

         4.3 Debtor is fully authorized and permitted to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

5.       COVENANTS OF DEBTOR

         5.1 Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) without obtaining the prior written consent of Secured Party and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest, the security interests described in Schedule 4.1 and the Permitted Liens Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral.

         5.2 Debtor shall: (a) maintain the registration of the Trademarks; (b) take all actions necessary to maintain, preserve and continue the validity and enforceability of the Trademarks, including but not limited to the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings, and the payment of any and all application, renewal, extension or other fees; (c) use proper statutory notice in connection with the use of its Trademarks; (d) use consistent standards of quality in the manufacture of products sold and services rendered under the Trademarks; and (e) through counsel acceptable to Lender, (i) prosecute diligently any trademark applications of the Trademarks pending as of the date of this Agreement or thereafter, (ii) make federal application on registrable but unregistered Trademarks, (iii) file and prosecute opposition and cancellation proceedings, and (iv) do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks. Debtor shall not, without the prior written consent of Lender: (a) abandon any of the Trademarks, or (b) bring any cancellation proceedings in connection with the Trademarks. Any expenses incurred in connection with the Trademarks shall be borne by Debtor. In the event of any litigation involving the Trademarks, Lender may, if necessary, be joined as a nominal party to such suit if Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. Debtor hereby agrees to reimburse and indemnify Lender for all damages, costs and expenses, including attorneys' fees, incurred by Lender in the fulfillment of the provisions of this Section.

         5.3 Debtor shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral.

         5.4 Debtor shall give Secured Party immediate written notice of any change in the location of: (i) Debtor's chief executive office or (ii) Debtor's records concerning the Collateral.

         5.5 The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral except for the LaSalle Lien. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         5.6 If Debtor shall fail to perform any of its obligations hereunder, Secured Party may advance monies to perform such obligation.

         5.7 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

6.       AGREEMENT TO ASSIGN INTEREST

         6.1 Upon the occurrence of an Event of Default, in addition to all other rights and remedies available to Lender under the Credit Agreement or applicable law, Debtor hereby agrees to execute any and all documents, agreements and instruments considered necessary, appropriate or convenient by Lender or its counsel to effectuate the assignment, transfer and conveyance of the trademarks to Lender or its assignee. Debtor hereby irrevocably and unconditionally authorizes and empowers Lender as Lender may select, in its exclusive discretion, as Debtor's true and lawful attorney-in-fact, with the power to endorse the Borrower's name on all such documents, agreements and instruments, including without limitation assignments. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the lief of this Agreement, and constitutes a power of attorney coupled with an interest. All of Lender's right and remedies with respect to the Trademarks, whether established by this Agreement, by the Credit Agreement, by any other document executed in connection with the obligation, or by law shall be cumulative and may be exercised singularly or concurrently.

7. RIGHT OF PATENT AND TRADEMARK OFFICE TO RELY UPON LENDER'S STATEMENT AND TO RECOGNIZE SALE

         7.1 If Lender shall elect to exercise any of the rights hereunder, the United States Patent and Trademark Office shall have the right to rely upon Lender's written statement of Lender's right to sell, assign and transfer the trademarks and the Debtor hereby irrevocably and unconditionally authorizes the United States Patent and Trademark Office to recognize such sale by Lender either in Debtor's name or in Lender's name without the necessity or obligation of the United States Patent and Trademark Office to ascertain the existence of any default by the Debtor under the Credit Agreement.

8.       EVENTS OF DEFAULT; REMEDIES

         8.1 As used herein the term "Event of Default" shall have the meaning given to it in the Credit Agreement.

         8.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

                  (a)  Declare  all  or  any  part  of  the   Obligation  to  be
         immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law;

                  (b) Pursue any legal or equitable remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it; and

                  (c) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtor as provided in Paragraph 8.4 herein, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Debtor, upon demand, shall promptly pay the amount of such deficiency to Secured Party.

         8.3 Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

         8.4 Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least five (5) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

         8.5 Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         8.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

9.       MISCELLANEOUS PROVISIONS

         9.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         9.2 Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or
(iv) release any part of the Collateral from the Security Interest.

         9.3 Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         9.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the laws of the State of California, except to the extent Secured Party has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         9.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.

         9.6 This is a continuing agreement which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

         9.7 No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.

         9.8 Time is of the essence hereof. If more than one Debtor is named herein, the word "Debtor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         9.9 Except for telephonic notices (if any) permitted herein, any notices or other communications required or permitted to be given by this Agreement to Debtor or Secured Party must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by telefacsimile delivered or transmitted (but confirmed on the date the telefacsimile is transmitted by one of the other methods of giving of notice provided in this Section) to the person to whom such notice or communication is directed, to the address of such person as follows:

         Debtor:         The Antigua Group, Inc.
                         9319 North 94th Way
                         Attn:  Thomas E. Dooley, Jr.
                         Scottsdale, Arizona 85258
                         Telecopier: (602) 860-9609

         Secured Party:  Imperial Bank
                         9920 South La Cienega Boulevard
                         Suite 636
                         Inglewood, California 90301
                         Attention: General Counsel
                         Telecopier: (310) 417-5695

         With a copy (which shall not constitute notice) to:

                         Imperial Bank
                         One Arizona Center
                         Suite 900
                         Phoenix, Arizona  85004
                         Attention: Edmund Ozorio
                         Telecopier:  (602) 952-8643

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the person to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid; or, if mailed, on the third day after it is mailed as aforesaid; or, if transmitted by telefacsimile, on the day that such notice is transmitted and confirmed as aforesaid; provided that notice given to Secured Party shall be deemed given only if given to both notice addresses. Debtor or Secured Party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section.

         9.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        THE ANTIGUA GROUP, INC., a
                                        Nevada corporation

Witness (Other Than Notary):

/s/ Kevin Blazer                        By: Gerald K. Whitley
Type/Print Name: KEVIN BLAZER           Type/Print Name:Gerald K. Whitley
                                        Title: Vice President-Finance

                                                       DEBTOR

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 8 day of May, 1997, by Gerald K. Whitley, the Vice President-Finance of THE ANTIGUA GROUP, INC., a Nevada corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        Vickie L. Stripp
                                        Notary Public

My commission expires:
                                                                          (Seal)
September 23, 1998

                                   SCHEDULE 1

                                      MARKS
                                      -----

Trademark                                      Reg. No.            Reg. Date
---------                                      --------            ---------

ANTIGUA                                        1,242,152           06/14/83
ANTIGUA                                        1,480,871           03/15/88
miscellaneous design                           1,561,053           10/17/89
ANTECH                                         1,683,030           04/14/92
A II APPAREL                                   1,809,289           12/07/93
ANTIGUA SPORT AND DESIGN                       1,940,578           12/12/95


Trademark Applications                         Serial No.          Filed
----------------------                         ----------          -----

WHEN THE SPORT IS EVERYTHING                   74/528,972          05/24/94

                                  SCHEDULE 4.4

              PERMITTED SECURITY INTERESTS AND FINANCIAL STATEMENTS


A.       SECURITY INTERESTS

         1. A senior security interest ("LaSalle Lien") in favor of LaSalle Business Credit, Inc., and securing: (a) repayment of (i) revolving line of credit to Borrower in the maximum principal amount of $12,000,000, (ii) a term loan to Borrower in the principal amount of $775,000, and (iii) a term loan to Borrower in the principal amount of $3,500,000; and (b) payment and performance of obligations incidental to such loans.

         2. A junior security interest in favor of the Cruttenden Roth Bridge Fund, LLC, and securing (a) repayment of a note made by Borrower in the principal amount of $1,020,000 and (b) payment and performance of obligations incidental to the indebtedness evidenced by such note.

         3. A junior security interest in favor of Thomas E. Dooley, as agent for the entities described in Schedule 4.4A, and securing (a) repayment of indebtedness owed by Southhampton Enterprises Corp. in the aggregate principal amount of approximately $6,378,000 and (b) payment and performance of obligations incidental to such indebtedness.

         4. A security interest granted in connection with a refinancing of the indebtedness described in items A.1-A.3 above, but only if such security interest is a Permitted Lien (as defined in the Credit Agreement).

B.       FINANCING STATEMENTS

         Financing statements filed to perfect the security interests described in items A.1-A.3 above.

                                  SCHEDULE 4.4A


Sellers
-------

         Thomas E. Dooley, Jr. and Gail E. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88.

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley.

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley.

         E. Louis Werner, Jr., Trustee, E. Louis Werner, Jr., Revocable Intervivos Trust dated December 31, 1982.

         Peter J. Dooley, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989.